UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2022 (April 22, 2022)

Regnum Corp.
(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-222083	82-0832447
(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, 19th Floor

New York, NY 10016

(Address of principal executive offices)

(877) 313-2232

(Registrant’s telephone number, including area code)

n/a

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 22, 2022, Regnum Corp. (the “Company”) entered into a Consulting Agreement with Robert J. Stubblefield (the “Consulting Agreement”), pursuant to which Stubblefield agreed to serve in the capacity of the Company’s Chief Financial Officer on a part-time, consulting basis. This Consulting Agreement supersedes the previous consulting agreement entered into by and between the Company and Stubblefield, dated as of April 7, 2021. The Consulting Agreement commenced and became effective as of April 22, 2022, and shall continue for an initial term of four (4) months (the “Initial Term”). The Initial Term may be extended, at the mutual written agreement of the Company and Stubblefield, up to two times, each for a term of an addition four (4) months, with the total term under the Consulting Agreement not to exceed twelve (12) months total.

Pursuant to the terms of the Consulting Agreement, Stubblefield will receive a compensation of $3,750.00 per month on a flat fee basis. Under the Consulting Agreement, Stubblefield is subject to certain obligations and restrictive covenants, including, but not limited to: confidentiality, assignment of intellectual property rights, and non-disparagement, among others. The Consulting Agreement is governed by the laws of the State of New York. During the Initial Term, the Consulting Agreement may be terminated by the Company with a prior thirty (30) days’ written notice, upon receipt of which Stubblefield shall no longer hold the title or perform the duties of the Chief Financial Officer. In the event of termination of the Consulting Agreement during the Initial Term, the Company shall compensate Stubblefield for the entirety of the Initial Term. Following the Initial Term, the Consulting Agreement may be terminated either by the Company or by Stubblefield for any reason, with or without breach, and without a prior notice.

The description of Stubblefield’s Consulting Agreement set forth above is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Consulting Agreement, dated as of April 22, 2022, by and between Regnum Corp. and Robert J. Stubblefield
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGNUM CORP.

Dated: April 28, 2022	By:	/s/ Anne Kirby
	Name:	Anne Kirby
	Title:	Chief Executive Officer

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